Exhibit 10.1

LINN ENERGY, LLC
LINN ENERGY FINANCE CORP.
NOTES EXCHANGE AGREEMENT
November 13, 2015
Each entity listed under “UNDERSIGNED” on the signature pages hereto (the “Undersigned”), for itself and on behalf of the funds or accounts listed on Exhibit A hereto (each, an “Investor”) for whom the Undersigned holds contractual and investment authority in connection with the Transactions (as defined below), severally but not jointly, enters into this Exchange Agreement (the “Agreement”) with Linn Energy, LLC, a Delaware limited liability company (the “Company”), and Linn Energy Finance Corp., a Delaware corporation (together with the Company, the “Issuers”), as of the date first written above whereby the Investors will exchange the Exchanged Notes (as defined below) for the Issuers’ new 12.00% Senior Secured Notes due 2020 (the “New Notes”) that will be issued pursuant to the provisions of an Indenture to be dated as of the Closing Date (as defined below) (the “Indenture”) by and among the Issuers, the guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as trustee and collateral agent (the “Trustee”). The holders of the New Notes will be entitled to the benefits of a Registration Rights Agreement to be dated as of the Closing Date (the “Registration Rights Agreement”) by and among the Issuers, the Guarantors and the Undersigned, pursuant to which the Issuers and the Guarantors will agree to file with the SEC (as defined below), under certain circumstances set forth therein, a registration statement under the Securities Act (as defined below) as described in the Description of New Notes attached as Exhibit B hereto.
On and subject to the terms hereof, the parties hereto agree as follows:
ARTICLE IEXCHANGE OF NOTES
Section 1.1    Exchange of Notes. Upon and subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause each Investor to deliver to the Issuers the principal amount of the Issuers’ outstanding unsecured senior notes (the “Outstanding Unsecured Notes”) specified on Exhibit A under the heading “Exchanged Notes”, in exchange for (i) the principal amount of New Notes specified on Exhibit A under the heading “Investor New Notes” and (ii) an amount in cash specified on Exhibit A under the heading “Cash in Lieu of Fractional New Notes Settlement” in lieu of additional New Notes in an integral less than $1,000 (such amount, the “Fractional Note Settlement”). As set forth in the Description of New Notes attached as Exhibit B hereto, New Notes shall only be issued in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The Outstanding Unsecured Notes delivered to the Issuers pursuant to the terms of this Agreement in exchange for New Notes shall be herein referred to as the “Exchanged Notes.” The aggregate principal amount of New Notes issued to each Investor as set forth on Exhibit A shall be herein referred to as the “Investor New Notes.” The transactions contemplated by this Agreement, including the issuance, delivery and acceptance of the New Notes, the exchange and sale of the Exchanged Notes, and the acceptance and payment of the Fractional Note Settlement and the Interest Settlement (as defined below) are collectively referred to herein as the “Transactions.”
Section 1.2    Accrued but Unpaid Interest. Upon and subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Issuers hereby agree to pay to each Investor an amount in cash equal to the accrued but unpaid interest, if any, on such Investor’s Exchanged Notes as set forth on Exhibit A under the heading “Interest Settlement” (such amount, the “Interest Settlement”).
Section 1.3    Closing. Subject to the parties’ reasonable approval of the form and substance of the Indenture, the Registration Rights Agreement, the Intercreditor Agreement (as defined below), the

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Pledge Agreement (as defined below) and the Collateral Trust Agreement (as defined below), the closing of the Transactions (the “Closing”) shall occur on November 20, 2015 or such other date as may be mutually agreed upon by the parties in writing (the “Closing Date”). At the Closing, (a) each Investor shall deliver or cause to be delivered to the Issuers all right, title and interest in and to its Exchanged Notes as specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Issuers may deem necessary or desirable to transfer to and confirm in the Issuers all right, title and interest in and to the Exchanged Notes, free and clear of any Liens and (b) the Issuers shall deliver to each Investor its principal amount of Investor New Notes (together with any Fractional Note Settlement in lieu of additional New Notes in an integral less than $1,000) and the Interest Settlement, if any, as specified on Exhibit A hereto; provided, that the parties acknowledge that the delivery of the Investor New Notes to the Investor may be delayed due to procedures and mechanics within the system of The Depository Trust Company (“DTC”) and that such delay will not be a default under this Agreement so long as (i) the Issuers are using their reasonable best efforts to effect the issuance of one or more global notes representing the New Notes, (ii) interest shall accrue on such New Notes from the Closing Date and (iii) such delay is no longer than five business days. The Issuers may at any time (whether before, simultaneously with or after the Closing) issue New Notes to one or more other holders of Outstanding Unsecured Notes or to other investors, subject to the terms of the Indenture and this Agreement (any such issuance entered into on or prior to the date hereof, together with the Transactions contemplated hereby, the “Private Exchanges”). The cancellation of the Exchanged Notes and the delivery of the New Notes shall be effected via DWAC pursuant to the instructions to be provided by U.S. Bank National Association post pricing. U.S. Bank National Association shall provide instructions to the Undersigned for settlement of the Transactions. The Issuers shall deliver the applicable Fractional Note Settlement and Interest Settlement amounts listed on Exhibit A hereto through a wire transfer(s) of immediately available funds to the account designated in writing (such designation to be made at least two business days prior to the Closing) by the respective Investor listed on Exhibit A hereto.
Section 1.4    Termination. This Agreement may be terminated at any time prior to the Closing: (a) with the mutual written consent of the Company and the Undersigned; or (b) by the Company or the Undersigned if the conditions to Closing have not been satisfied by November 30, 2015.
ARTICLE II
COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
Each Investor (and where applicable, the Undersigned) hereby covenants as follows, and makes the following representations and warranties, in each case severally but not jointly, each of which is and shall be true and correct on the date hereof and at the Closing, to the Issuers and Barclays Capital Inc., and all such covenants, representations and warranties shall survive the Closing.
Section 2.1    Power and Authorization. Each Investor has been duly organized and is validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. If the Undersigned is executing this Agreement on behalf of any Investor, the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, such investor. Exhibit A hereto is a true and correct list of the name of each Investor.
Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and each Investor, enforceable against the Undersigned and each Investor in accordance with

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its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (collectively, the “Enforceability Limitations”). This Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) the Undersigned's or the applicable Investor's organizational documents, (ii) any agreement or instrument to which the Undersigned or the applicable Investor is a party or by which the Undersigned or the applicable Investor or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Investor, except (in the case of clauses (ii) or (iii) above) where such violations, conflicts, breaches or defaults would not affect the Undersigned's or the applicable Investor's ability to consummate the Transactions in any material respect.
Section 2.3    Title to the Exchanged Notes. (a) Each Investor is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto; (b) each Investor has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker); (c) each Investor has not, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes or (ii) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes; and (d) upon the applicable Investor's delivery of its Exchanged Notes to the Issuers pursuant to the Transactions, such Exchanged Notes shall be free and clear of all Liens created by the Investor or any other person acting for the Investor.
Section 2.4    Accredited Investor and Qualified Institutional Buyer. Each Investor is: (a) an “accredited investor” within the meaning of Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (b) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act. Each Investor is acquiring the New Notes solely for its own respective beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes within the meaning of the Securities Act. The Investor is not acquiring the New Notes as a nominee or agent or otherwise for any other person.
Section 2.5    No Affiliate, Related Party or 5% Stockholder Status. Each Investor is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Issuers. To its knowledge, the applicable Investor did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Issuers. Each Investor beneficially owns and will beneficially own as of the Closing Date (but without giving effect to the Transactions) (a) less than 5% of the outstanding units representing limited liability company interests of the Company (the “Units”) and (b) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote. No Investor is a subsidiary, Affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Issuers (each such director or officer, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the applicable Investor.
Section 2.6    No Illegal Transactions. Each of the Undersigned and each Investor has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Transactions (other than to the Undersigned’s or such Investor’s employees, officers, directors, advisors, funds and accounts under management or affiliates involved in its evaluation and/or undertaking of the Transactions in compliance with their respective

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obligations under the U.S. federal securities laws and their respective internal policies). In addition, neither the Undersigned nor any Investor (or, to the Investor or the Undersigned’s knowledge, any person that received information regarding the Transactions from or on behalf of the Investor or the Undersigned) has engaged in any transactions in the securities of the Issuers (including, without limitation, any Short Sales (as defined below) involving any of the Issuers’ securities) since the time that such Investor (or such person that received information regarding the Transactions from or on behalf of the Investor or the Undersigned) was first contacted by either the Issuers, Barclays Capital Inc. or any other person regarding the Transactions, this Agreement or an investment in the New Notes. Each of the Undersigned and each Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Transactions (other than to the Undersigned’s or such Investor’s employees, officers, directors, advisors, funds and accounts under management or affiliates involved in its evaluation and/or undertaking of the Transactions) prior to the first to occur of (a) the time the Transactions are publicly disclosed and (b) after the close of business on the date set forth in Section 3.8. In addition, each Investor covenants that neither it nor any person acting on its behalf (nor any affiliate of the Investor that received information regarding the Transactions from or on behalf of the Investor or the Undersigned) will engage, directly or indirectly, in any transactions in the securities of the Issuers (including Short Sales) prior to the first to occur of (i) the time the Transactions are publicly disclosed and (ii) after the close of business on the date set forth in Section 3.8. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Investor’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned's and the Investor’s respective internal policies, (x) “Undersigned” and “Investor” shall not be deemed to include any employees, subsidiaries or Affiliates of the Undersigned or the Investor that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Investor’s respective legal or compliance department (and thus have not been privy to any information concerning the Transactions), and (y) the foregoing representations of this Section 2.6 shall not apply to any transaction by or on behalf of a fund, account, desk or group that was effected without the advice or participation of, or such fund’s, account’s desk’s or group’s receipt of information regarding the Transactions provided by, the Undersigned or the Investor.
Section 2.7    Adequate Information; No Reliance. Each Investor acknowledges and agrees that (a) such Investor has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review the Issuers’ filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) such Investor has had a full opportunity to ask questions of the Issuers concerning the Issuers, their business, operations, financial performance, financial condition and prospects and the terms and conditions of the Transactions, (c) such Investor has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions, (d) it has evaluated the tax and other consequences of the Transactions and ownership of the New Notes with its tax, accounting or legal advisors, including the consequences to the Investor of the Issuers’ ownership of U.S. real property interests, (e) neither the Issuers nor Barclays Capital Inc. is acting as a fiduciary or financial or investment advisor to the Undersigned or any Investor in connection with the Transactions and (f) such Investor is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Issuers or any of its Affiliates or representatives regarding the Transactions, including, without limitation, Barclays Capital Inc., except for (A) the publicly available filings and submissions made by the Issuers with the SEC under the Exchange Act, and (B) the representations and warranties made by the Issuers in this Agreement. The

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Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the New Notes; has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and acknowledges that investment in the New Notes involves a high degree of risk.
Section 2.8    No Public Market; No Registration. Each Investor understands that (a) no public market exists for the New Notes, and that there is no assurance that a public market will ever develop for the New Notes and (b) the New Notes have not been and, unless required pursuant to the terms of the Registration Rights Agreement, will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Rule 902(k) of Regulation S under the Securities Act), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
Section 2.9    No Brokers. No broker, investment banker, finder or other person has been retained by or authorized to act on behalf of the Investor in connection with the transactions contemplated hereby, and no commission or other remuneration has been paid or given directly or indirectly by or on behalf of the Investor in connection therewith.
Section 2.10    ERISA. Either (a) no portion of the assets used by the Investor to acquire or hold the New Securities constitutes assets of any (i) employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plan, individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iii) entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) or (ii) (each, a “Plan”) or (b) the purchase and holding of the New Notes (and the exchange of Existing Notes for New Notes) by the Investor will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.
ARTICLE III
COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE ISSUERS
The Issuers hereby covenant as follows, and make the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Investors and Barclays Capital Inc., and all such covenants, representations and warranties shall survive the Closing.
Section 3.1    Power and Authorization. Each of the Issuers has been duly incorporated or organized and is validly existing and in good standing as a corporation or other business entity under the laws of its state of incorporation or organization, and has the power, authority and capacity to execute and deliver this Agreement, the Indenture and the Registration Rights Agreement, to perform its obligations hereunder and thereunder, and to consummate the Transactions. Each of the Guarantors has been duly incorporated or organized and is validly existing and in good standing as a corporation or other business entity under the laws of its state of incorporation or organization, and will have the power, authority and capacity to execute and deliver the Indenture and the Registration Rights Agreement, and to perform its obligations thereunder. No material consent, approval, order or authorization of, or material registration, declaration or filing with any governmental entity is required on the part of either Issuer in connection with the execution, delivery and performance by it of this Agreement and the consummation by such Issuer of the Transactions, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty.
Section 3.2    Valid and Enforceable Agreements. This Agreement has been duly executed and delivered by the Issuers and constitutes a legal, valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its terms, except that such enforcement may be subject to the Enforceability Limitations. At the Closing, the Indenture will have been duly executed and delivered by the Issuers and the Guarantors and will govern the terms of the New Notes, which shall be as described in the Description of New Notes attached as Exhibit B hereto, and the Indenture, assuming the due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legal, valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms (in each case, subject to the Enforceability Limitations). At the Closing, the Registration Rights Agreement will have been duly executed and delivered by the Issuers and the Guarantors and shall be as described in the Description of New Notes attached as Exhibit B hereto, and the Registration Rights Agreement, assuming the due authorization, execution and delivery of the Registration Rights Agreement by the other parties thereto, will constitute

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a legal, valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms (in each case, subject to the Enforceability Limitations).
Section 3.3    Security Interests. Each of the Security Documents (as defined below) have been duly and validly authorized by the Company and each Guarantor to the extent a party thereto, and to the extent executed on the Closing Date, will be duly executed and delivered on the Closing Date by the Company and each Guarantor to the extent a party thereto, which Security Documents shall be as described in the Description of New Notes attached as Exhibit B hereto. When the Security Documents have been duly executed and delivered, and the Mortgages have been executed, delivered and filed, the Security Documents and the Mortgages will constitute legal, valid and binding agreements of the Company and each Guarantor to the extent a party thereto, enforceable against the Company and each Guarantor to the extent a party thereto in accordance with their terms (in each case, subject to the Enforceability Limitations). For the purpose of this Agreement, the “Mortgages” shall mean, collectively, the mortgages, deeds of trust or deeds to secure debt to be executed or delivered on or before the date that is ninety (90) days following the Closing Date, in substantially the same form contemplated by the Indenture, evidencing the liens on certain real property of the Company or Guarantors that will secure the New Securities. For the purpose of this Agreement, the “Security Documents” means, collectively, (i) the Intercreditor Agreement, among the Company, the Guarantors, U.S. Bank National Association, as collateral trustee (the “Collateral Trustee”) and Wells Fargo Bank, National Association (the “First Lien Agent”) (the “Intercreditor Agreement”), (ii) Second Lien Pledge Agreement to be dated as of the Closing Date and entered into by the Company, the Guarantors party thereto and the Collateral Trustee (the “Pledge Agreement”), (iii) the Collateral Trust Agreement, to be dated as of the Closing Date (the “Collateral Trust Agreement”), among the Company, the Guarantors, the Trustee and the Collateral Trustee and (v) the Mortgages, each as in effect on the Closing Date (except in the case of the Mortgages, in which case, as entered into within 90 days of the Closing Date) and as amended, restated, modified, renewed or replaced from time to time.
Section 3.4    Perfection of Security Interests. Each Mortgage upon (i) recording in the proper recorders’ offices or appropriate public records, (ii) payment of mortgage recording fees and taxes in respect thereof and (iii) compliance with the formal requirements of state law applicable to the recording of real estate mortgages generally, will constitute perfected deed of trust or mortgage liens, as applicable, in favor of the Collateral Trustee for the benefit of itself, the Trustee and the holders of the New Notes, subject to Permitted Liens or liens and encumbrances expressly set forth as an exception to the policies of title insurance, if any, obtained to insure the lien of each Mortgage with respect to the applicable right, title and interest in the real property described therein (in each case, subject to the Enforceability Limitations).
Upon (i) the consummation of the Transactions contemplated hereby and in accordance with the terms hereof and (ii) the filing of appropriate Uniform Commercial Code (as in effect in the applicable state of jurisdiction, (“UCC”)) financing statements in U.S. jurisdictions as set forth on Annex I hereto, the

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security interests of the Collateral Trustee for the benefit of the Trustee and the holders of the New Notes and the liens on the rights of the Company or the applicable Guarantor in such Collateral will be valid and perfected security interests in all Collateral described in the Pledge Agreement that can be perfected by the filing of a UCC-1 financing statement under the UCC as in effect in any applicable jurisdiction, subject to Permitted Liens (in each case, subject to the Enforceability Limitations). With respect to certificated equity interests constituting Collateral under the Pledge Agreement, upon the taking of control by the First Lien Agent, as the Priority Lien Agent (as defined in the Intercreditor Agreement), as gratuitous bailee and/or gratuitous agent on behalf of the Collateral Trustee and the holders of the New Notes in accordance with the Intercreditor Agreement, and such equity interests’ either being registered in the name of the First Lien Agent or indorsed in blank by an effective indorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective indorsement and the acknowledgement by the First Lien Agent that it is holding such Collateral on behalf of the Collateral Trustee and the holders of the New Notes, the Liens on such Collateral created by the Pledge Agreement shall constitute perfected Liens on and security interests in such Collateral to the extent such security interests can be perfected by control and to the extent such matter is governed by the laws of the United States or a jurisdiction thereof, subject to Permitted Liens (in each case, subject to the Enforceability Limitations).
Section 3.6    No Violations. The execution, delivery and performance of this Agreement and the Transaction Documents (as defined below) and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its Subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; (ii) result in any violation of the provisions of the limited liability company agreement, charter or by-laws (or similar organizational documents) of the Company or any of its Subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except (in the case of clauses (i) and (iii) above) where such violations, conflicts, breaches or defaults would not affect the Company’s business or its ability to consummate the Transactions in any material respect or restrict or limit the rights of the Investors under the Indenture and the Security Documents. For the purpose of this Agreement, the “Transaction Documents” shall mean this Agreement, the Indenture, the Registration Rights Agreement, the Security Documents and the Mortgages.
Section 3.7    Validity of the Investors’ New Notes. The Investors’ New Notes have been duly authorized by the Issuers and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Investor pursuant to the Transactions against delivery of the Exchanged Notes therefor in accordance with the terms of this Agreement, the Investor New Notes and the related guarantees of the Guarantors will be valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Limitations, and the Investor New Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Investor’s representations and warranties hereunder, the Investor New Notes (a) will be issued in the Transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at the Closing, be permitted to be resold by such Investor pursuant to Rule 144A promulgated under the Securities Act, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Investor New Notes. For the purposes of Rule 144 promulgated under the Securities Act, the Issuers acknowledge that, assuming the accuracy of each Investor’s representations and warranties hereunder, the holding period of the Investor New Notes may be tacked onto the holding period of the Exchanged Notes and the Issuers agree not to take a position contrary thereto.
Section 3.8    Disclosure. On or before 9:00 a.m. New York time on the first business day following the date of this Agreement, the Issuers shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Transactions. Without the prior written consent of the Undersigned, the Issuers shall not disclose the name of the Undersigned, any Investor, or any Affiliate thereof in any filing, announcement, release or otherwise in connection with this Agreement, unless such disclosure is required by applicable law, rule, regulation or legal process (provided that the Issuers shall give the Undersigned prior written notice thereof and an opportunity to reasonably comment on the disclosure).
Section 3.9    Rule 144A. When the New Notes are exchanged for the Outstanding Unsecured Notes pursuant to this Agreement, such New Notes will not be of the same class (within the meaning of Rule 144A under the

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Securities Act) as securities of the Issuers or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a U.S. automated inter-dealer quotation system.
Section 3.10    No Prior Solicitation. None of the Issuers, nor any of its affiliates, nor, to the knowledge of the Issuers, any person acting on its or their behalf has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the New Notes or any security of the same class or series as the New Notes other than in connection with similar transactions to the Transactions contemplated by this Agreement, including the Private Exchanges.
Section 3.11    Other Exchanges. On the date hereof and during the 60-day period immediately following the date hereof, the Issuers will not offer to exchange any Outstanding Unsecured Notes for New Notes in any exchange transaction at a principal exchange rate that is more favorable to the holder of such Outstanding Unsecured Notes than the principal exchange rate offered to the Investors for the applicable series of Outstanding Unsecured Notes reflected in Exhibit A hereto.
ARTICLE IV
MISCELLANEOUS
Section 4.1    Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.
Section 4.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.
Section 4.3    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

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Section 4.4    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.
Section 4.5    Third Party Beneficiaries. This Agreement is also intended for the immediate benefit of Barclays Capital Inc. Barclays Capital Inc. may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, the Investors and the Issuers.
Section 4.6    Tax Documentation. Each Investor has provided and attached hereto, or will make its best efforts to promptly provide no later than 2 business days prior to Closing, copies of whichever of the following is applicable to such Investor: (a) a properly completed and executed Internal Revenue Service (“IRS”) Form W-9, or (b) a properly completed and executed IRS Form W-8BEN-E, IRS Form W-8BEN or other applicable IRS Form W-8 (including any IRS forms, documents or schedules required to be attached thereto); provided, however, that if an Investor fails to provide such forms prior to Closing with enough time for the Issuers and Barclays Capital Inc. to adequately review such forms then the Issuers may withhold on any cash payments to or for the benefit of such Investor at the applicable withholding rate.
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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

ISSUERS:

LINN ENERGY, LLC

By:
Name:
Title:

LINN ENERGY FINANCE CORP.

By:
Name:
Title:

Active 21180909

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

UNDERSIGNED:

_______________________, on behalf of itself and the funds/accounts listed on Exhibit A
(in its capacities described in the first paragraph hereof)

By:
Name:
Title:

Active 21180909

ANNEX 1
Jurisdictions

Entity	Jurisdiction
Linn Energy, LLC	Delaware
Linn Energy Holdings, LLC	Delaware
Linn Exploration Midcontinent, LLC	Oklahoma
Linn Exploration & Production Michigan LLC	Delaware
Linn Midstream, LLC	Delaware
Linn Midwest Energy LLC	Delaware
Linn Operating, Inc.	Delaware
Mid-Continent I, LLC	Delaware
Mid-Continent II, LLC	Delaware
Mid-Continent Holdings I, LLC	Delaware
Mid-Continent Holdings II, LLC	Delaware

EXHIBIT A

Investor Name	Security (Series of Notes)	Exchange Notes (principal amount of Outstanding Unsecured Notes of such Series to be exchanged for New Notes)	Investor New Notes (principal amount of New Notes to be issued in exchange for Exchanged Notes, rounded down to the nearest $1,000)	Cash in Lieu of Fractional New Notes Settlement	Interest Settlement (cash payment of accrued but unpaid interest on Exchanged Notes)

EXHIBIT B

See attached